Exhibit 99.3

FOREIGN JOINDER AGREEMENT

March 29, 2018

This Foreign Joinder Agreement (this “Joinder Agreement”) is entered into as of the date hereof by each of the undersigned European (GNU) Borrowers (each, a “New European (GNU) Borrower”), each of the undersigned European (GNU) Subsidiary Guarantors (each, a “New European (GNU) Subsidiary Guarantor”), each of the undersigned European (GNU) Revolving Lenders (each, a “New European (GNU) Revolving Lender”), the undersigned European (GNU) Swingline Lender (the “New European (GNU) Swingline Lender”) and Bank of America, N.A., in its capacity as Global Administrative Agent under that certain Syndicated Facility Agreement dated as of December 20, 2017 (as amended, restated, modified and/or supplemented from time to time, the “Syndicated Facility Agreement”), among Mattel, Inc. (the “Company”), each of the other Borrowers and Guarantors party thereto from time to time, the Lenders party thereto from time to time, Bank of America, N.A., as Global Administrative Agent, Collateral Agent and Australian Security Trustee, and the other parties thereto. Capitalized terms used but not otherwise defined herein shall have the meanings assigned to them in the Syndicated Facility Agreement.

W I T N E S S E T H:

WHEREAS, pursuant to Section 5.03 of the Syndicated Facility Agreement, the conditions to each New European (GNU) Borrower obtaining European (GNU) Revolving Loans, European (GNU) Swingline Loans, or arranging for the issuance of any European (GNU) Letters of Credit, as applicable, have been satisfied, other than the execution of this Joinder Agreement; and

WHEREAS, the Administrative Agent, the Company, each New European (GNU) Revolving Lender, the New European (GNU) Swingline Lender, each New European (GNU) Subsidiary Guarantor and each New European (GNU) Borrower have agreed to enter into this Joinder Agreement and join each New European (GNU) Revolving Lender, the New European (GNU) Swingline Lender, each New European (GNU) Subsidiary Guarantor and each New European (GNU) Borrower to the Syndicated Facility Agreement and the other Credit Documents to which they are a party as European (GNU) Revolving Lenders, the European (GNU) Swingline Lender, European (GNU) Subsidiary Guarantors and European (GNU) Borrowers, respectively.

NOW, THEREFORE, the Administrative Agent, the Company, each New European (GNU) Borrower, each New European (GNU) Subsidiary Guarantor, each New European (GNU) Revolving Lender and the New European (GNU) Swingline Lender hereby agree as follows:

1.        New European (GNU) Borrowers.    Each New European (GNU) Borrower, by its signature below, becomes a European (GNU) Borrower under the Syndicated Facility Agreement for all purposes of the Syndicated Facility Agreement and the other Credit Documents with the same force and effect as if originally named therein as a European (GNU) Borrower. Without limiting the foregoing, in order to induce the applicable Secured Creditors to provide European (GNU) Revolving Loans, European (GNU) Swingline Loans, issue European (GNU) Letters of Credit and otherwise provide credit accommodations (including Secured Bank Product Obligations) to the European (GNU) Borrowers, each New European (GNU) Borrower hereby agrees that it is bound by the terms and conditions of the Syndicated Facility Agreement and the other Credit Documents to which it is a party as a European (GNU) Borrower as if originally a party thereto. Each New European (GNU) Borrower hereby (a) represents and warrants that (i) it has full power and authority, and has taken all action necessary, to execute and deliver this Joinder Agreement and to consummate the transactions contemplated hereby and to become a European (GNU) Borrower under the Syndicated Facility Agreement and (b) agrees to all the terms and provisions of the Syndicated Facility Agreement applicable to it as a European (GNU) Borrower thereunder. Each

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reference to a European (GNU) Borrower in the Syndicated Facility Agreement shall be deemed to include each New European (GNU) Borrower. Each New European (GNU) Borrower hereby attaches supplements to the schedules to the Syndicated Facility Agreement applicable to such New European (GNU) Borrower.

2.        New European (GNU) Subsidiary Guarantors.    Each New European (GNU) Subsidiary Guarantor, by its signature below, becomes a European (GNU) Subsidiary Guarantor under the Syndicated Facility Agreement for all purposes of the Syndicated Facility Agreement and the other Credit Documents with the same force and effect as if originally named therein as a European (GNU) Subsidiary Guarantor. Without limiting the foregoing, in order to induce the applicable Secured Creditors to provide European (GNU) Revolving Loans, European (GNU) Swingline Loans, issue European (GNU) Letters of Credit and otherwise provide credit accommodations (including Secured Bank Product Obligations) to the European (GNU) Borrowers, each New European (GNU) Subsidiary Guarantor hereby agrees that it is bound by the terms and conditions of the Syndicated Facility Agreement and the other Credit Documents to which it is a party as a European (GNU) Subsidiary Guarantor as if originally a party thereto. Each New European (GNU) Subsidiary Guarantor hereby (a) represents and warrants that (i) it has full power and authority, and has taken all action necessary, to execute and deliver this Joinder Agreement and to consummate the transactions contemplated hereby and to become a European (GNU) Subsidiary Guarantor under the Syndicated Facility Agreement and (b) agrees to all the terms and provisions of the Syndicated Facility Agreement applicable to it as a European (GNU) Subsidiary Guarantor thereunder. Each reference to a European (GNU) Subsidiary Guarantor in the Syndicated Facility Agreement shall be deemed to include each New European (GNU) Subsidiary Guarantor. Each New European (GNU) Subsidiary Guarantor hereby attaches supplements to the schedules to the Syndicated Facility Agreement applicable to such New European (GNU) Subsidiary Guarantor.

3.        New European (GNU) Revolving Lenders.    Each New European (GNU) Revolving Lender, by its signature below, becomes a European (GNU) Revolving Lender under the Syndicated Facility Agreement for all purposes of the Syndicated Facility Agreement and the other Credit Documents with the same force and effect as if originally named therein as a European (GNU) Revolving Lender. Each New European (GNU) Revolving Lender (a) represents and warrants that (i) it has full power and authority, and has taken all action necessary, to execute and deliver this Joinder Agreement and to consummate the transactions contemplated hereby and to become a European (GNU) Revolving Lender under the Syndicated Facility Agreement, (ii) from and after the date hereof, it shall be bound by the provisions of the Syndicated Facility Agreement and, to the extent of its Pro Rata Percentage of the European (GNU) Revolving Commitments, shall have the rights and obligations of a European (GNU) Revolving Lender thereunder, and (iii) it has received a copy of the Syndicated Facility Agreement and the Schedules and Exhibits thereto, together with such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Joinder Agreement on the basis of which it has made such analysis and decision; and (b) agrees that (i) it will, independently and without reliance on the Administrative Agent or any other Lender, and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Syndicated Facility Agreement and the other Credit Documents, and (ii) it will perform in accordance with their terms all of the obligations which by the terms of the Syndicated Facility Agreement and the other Credit Documents are required to be performed by it as a European (GNU) Revolving Lender.

4.        New European (GNU) Swingline Lender.    The New European (GNU) Swingline Lender, by its signature below, becomes the European (GNU) Swingline Lender under the Syndicated Facility Agreement for all purposes of the Syndicated Facility Agreement and the other Credit Documents with the same force and effect as if originally named therein as the European (GNU) Swingline Lender. The New European (GNU) Swingline Lender (a) represents and warrants that (i) it has full power and authority, and has taken all action necessary, to execute and deliver this Joinder Agreement and to consummate the transactions contemplated hereby and to become the European (GNU) Swingline Lender under the

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Syndicated Facility Agreement, (ii) from and after the date hereof, it shall be bound by the provisions of the Syndicated Facility Agreement and shall have the rights and obligations of the European (GNU) Swingline Lender thereunder, and (iii) it has received a copy of the Syndicated Facility Agreement and the Schedules and Exhibits thereto, together with such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Joinder Agreement on the basis of which it has made such analysis and decision; and (b) agrees that (i) it will, independently and without reliance on the Administrative Agent or any other Lender, and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Syndicated Facility Agreement and the other Credit Documents, and (ii) it will perform in accordance with their terms all of the obligations which by the terms of the Syndicated Facility Agreement and the other Credit Documents are required to be performed by it as the European (GNU) Swingline Lender.

5.        BAMLI Merger.    Each of the Company, each New European (GNU) Borrower and each New European (GNU) Subsidiary Guarantor acknowledges and agrees that any reference in this Joinder Agreement to “Bank of America Merrill Lynch International Limited” is a reference to its successor in title Bank of America Merrill Lynch International Designated Activity Company (including, without limitation, its branches) pursuant to and with effect from the merger between Bank of America Merrill Lynch International Limited and Bank of America Merrill Lynch International Designated Activity Company that takes effect in accordance with Chapter II, Title II of Directive (EU) 2017/1132 (which repeals and codifies the Cross-Border Mergers Directive (2005/56/EC)), as implemented in the United Kingdom and Ireland. Notwithstanding anything to the contrary in this Joinder Agreement, a transfer of rights and obligations from Bank of America Merrill Lynch International Limited to Bank of America Merrill Lynch International Designated Activity Company pursuant to such merger shall be permitted.

6.        Further Assurances.    Each New European (GNU) Borrower, each New European (GNU) Subsidiary Guarantor, each New European (GNU) Revolving Lender and the New European (GNU) Swingline Lender agrees that, at any time and from time to time, upon the written request of the Administrative Agent, it will execute and deliver such further documents and do such further acts and things as the Administrative Agent may reasonably request in order to effect the purposes of this Joinder Agreement.

7.        Severability.    If any provision of this Joinder Agreement is held to be illegal, invalid, or unenforceable, (a) the legality, validity, and enforceability of the remaining provisions of this Joinder Agreement shall not be affected or impaired thereby and (b) the parties shall endeavor in good faith negotiations to replace the illegal, invalid, or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the illegal, invalid, or unenforceable provisions. The invalidity of a provision in a particular jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

8.        Counterparts.    This Joinder Agreement may be executed in any number of counterparts and by the different parties hereto on separate counterparts (including by facsimile or other electronic transmission (i.e., a “pdf” or “tif”)), each of which when so executed and delivered shall be an original, but all of which shall together constitute one and the same instrument. A set of counterparts executed by all the parties hereto shall be lodged with the Company and the Administrative Agent.

9.        No Waiver.    Except as expressly supplemented hereby, the Syndicated Facility Agreement shall remain in full force and effect.

10.        Notices.    All notices, requests and demands to or upon any New European (GNU) Borrower, any New European (GNU) Subsidiary Guarantor, any New European (GNU) Revolving Lender,

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the New European (GNU) Swingline Lender, any Agent or any Lender shall be governed by the terms of Section 12.03 of the Syndicated Facility Agreement.

11.        Governing Law.    THIS JOINDER AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

[Signature Pages Follow]

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IN WITNESS WHEREOF, the undersigned have caused this Joinder Agreement to be duly executed and delivered by their duly authorized officers as of the day and year first above written.

NEW EUROPEAN (GNU) BORROWERS:

MATTEL EUROPA B.V., a private limited liability company (besloten vennootschap met beperkte aansprakelijkheid), having its corporate seat at Amsterdam (address: Gondel 1, 2nd floor, 1186 MJ Amstelveen, the Netherlands), and registered with the Dutch trade register under number: 33237928

By:	/s/ Mandana Sadigh
Name: Mandana Sadigh
Title: authorised signatory

MATTEL U.K. LIMITED, a company incorporated in England and Wales with company number 01471442

By:	/s/ Dean Ikin
Name: Dean Ikin
Title: Director

HIT ENTERTAINMENT LIMITED, a company incorporated in England and Wales with company number 02341947

By:	/s/ Andrew Unitt
Name: Andrew Unitt
Title: Director

GULLANE (THOMAS) LIMITED, a company incorporated in England and Wales with company number 01555168

By:	/s/ Andrew Unitt
Name: Andrew Unitt
Title: Director

MATTEL GMBH, a German corporation (Gesellschaft mit beschränkter Haftung), having its registered office at Solmstrasse 4, 60486 Frankfurt am Main, Germany, and registered with the Frankfurt, Germany Commercial Register under HRB 99273

By:	/s/ Sanjay Luthra
Name: Sanjay Luthra
Title: Managing Director

[Signature page to Foreign Joinder Agreement (European (GNU))]

NEW EUROPEAN (GNU) SUBSIDIARY GUARANTORS:

MATTEL EUROPE HOLDINGS B.V., a private limited liability company (besloten vennootschap met beperkte aansprakelijkheid), having its corporate seat at Amstelveen (address: Gondel 1, 2nd floor, 1186 MJ Amstelveen, the Netherlands), and registered with the Dutch trade register under number: 33297748

By:	/s/ Mandana Sadigh
Name: Mandana Sadigh
Title: authorised signatory

MATTEL INTERNATIONAL FINANCE B.V., a private limited liability company (besloten vennootschap met beperkte aansprakelijkheid), having its corporate seat at Amsterdam (address: Gondel 1, 2nd floor, 1186 MJ Amstelveen, the Netherlands), and registered with the Dutch trade register under number: 34161817

By:	/s/ Mandana Sadigh
Name: Mandana Sadigh
Title: authorised signatory

MATTEL INTERNATIONAL HOLDINGS B.V., a private limited liability company (besloten vennootschap met beperkte aansprakelijkheid), having its corporate seat at Amstelveen (address: 10 Changi Business Park Central 2, #05-01 HansaPoint, Singapore 486030, Singapore), and registered with the Dutch trade register under number: 33297747

By:	/s/ Phua Kay Choon James
Name: Phua Kay Choon James
Title: authorised signatory

[Signature page to Foreign Joinder Agreement (European (GNU))]

NEW EUROPEAN (GNU) REVOLVING LENDERS:

BANK OF AMERICA, N.A., as a European (GNU) Revolving Lender

By:	/s/ Phuong Nguyen
Name: Phuong Nguyen
Title: Vice President

[Signature page to Foreign Joinder Agreement (European (GNU))]

WELLS FARGO BANK, N.A. (LONDON BRANCH), as a European (GNU) Revolving Lender

By:	/s/ T Saldanha
Name: T Saldanha
Title: Authorised Signatory

[Signature page to Foreign Joinder Agreement (European (GNU))]

CITIBANK EUROPE PLC, as a European (GNU) Revolving Lender

By:	/s/ John Kinsella
Name: John Kinsella
Title: Authorized Signer

[Signature page to Foreign Joinder Agreement (European (GNU))]

MUFG UNION BANK, N.A., as a European (GNU) Revolving Lender

By:	/s/ Peter Ehlinger
Name: Peter Ehlinger
Title: Vice President

[Signature page to Foreign Joinder Agreement (European (GNU))]

ROYAL BANK OF CANADA, as a European (GNU) Revolving Lender

By:	/s/ Jon Harrison
Name: Jon Harrison
Title: Director

[Signature page to Foreign Joinder Agreement (European (GNU))]

MIZUHO BANK, LTD., as a European (GNU) Revolving Lender

By:	/s/ Tracy Rahn
Name: Tracy Rahn
Title: Authorized Signatory

[Signature page to Foreign Joinder Agreement (European (GNU))]

HSBC BANK USA, NATIONAL ASSOCIATION, as a European (GNU) Revolving Lender

By:	/s/ Aleem Shamji
Name: Aleem Shamji
Title: Director

[Signature page to Foreign Joinder Agreement (European (GNU))]

KEYBANK NATIONAL ASSOCIATION, as a European (GNU) Revolving Lender

By:	/s/ Steve Wisterman
Name: Steve Wisterman
Title: Vice President

[Signature page to Foreign Joinder Agreement (European (GNU))]

MANUFACTURERS AND TRADERS TRUST COMPANY, as a European (GNU) Revolving Lender

By:	/s/ Kevin Mahon
Name: Kevin Mahon
Title: Vice President

[Signature page to Foreign Joinder Agreement (European (GNU))]

NEW EUROPEAN (GNU) SWINGLINE LENDER:

BANK OF AMERICA, N.A., as the European (GNU) Swingline Lender

By:	/s/ Stephen King
Name: Stephen King
Title: Senior Vice President

[Signature page to Foreign Joinder Agreement (European (GNU))]

ADMINISTRATIVE AGENT:

BANK OF AMERICA, N.A., as Global Administrative Agent

By:	/s/ Stephen King
Name: Stephen King
Title: Senior Vice President

[Signature page to Foreign Joinder Agreement (European (GNU))]

Acknowledged by:

MATTEL, INC., as the Company

By:	/s/ Mandana Sadigh
Name: Mandana Sadigh
Title: Corporate Treasurer

[Signature page to Foreign Joinder Agreement (European (GNU))]